United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-23259

(Investment Company Act File Number)

Federated Hermes Adviser Series

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 12/31/23

Date of Reporting Period: 12/31/23

Item 1.	Reports to Stockholders

Annual Shareholder Report
December 31, 2023

Share Class | Ticker	A | QAMNX	Institutional | QQMNX

Federated Hermes MDT Market Neutral Fund
Successor to the Hancock Horizon Quantitative Long/Short Fund Established 2008

A Portfolio of Federated Hermes Adviser Series
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2023 through December 31, 2023. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedHermes.com/us offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes MDT Market Neutral Fund (the “Fund”), based on net asset value, for the 12-month reporting period ended December 31, 2023, was 4.71% for Class A Shares and 4.96% for Institutional Shares. The total return of the ICE BofA U.S. 3-Month Treasury Bill Index (IBA3MT),1 the Fund’s non-equity benchmark index, was 5.01% for the same period. The total return of the Morningstar Equity Market Neutral Funds Average (MEMNFA),2 a peer group average for the Fund was 5.09% during the same period. The Fund’s and MEMNFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses, which were not reflected in the total return of the IBA3MT.
During the reporting period, the Fund’s investment strategy focused on stock selection. Stock selection was the most significant factor affecting the Fund’s performance relative to the IBA3MT during the period.
The following discussion will focus on the performance of the Fund’s Institutional Shares relative to the IBA3MT.
Market Overview
After a difficult year in 2022, U.S. equity markets surged in 2023 on the back of positive economic activity and expectations of an end to the Federal Reserve’s (the “Fed”) recent interest rate tightening cycle. Aside from evolving expectations of Fed policy, there were a number of events that impacted markets during the year, including stress within the banking system, heightened geopolitical risks, prospects of a government shutdown and a U.S. government credit rating downgrade. Nonetheless, a decline in inflation pressures, solid economic growth and healthy corporate profits were enough to help alleviate fears of a recession and move equity levels higher on the year.
For most of 2023, the U.S. equity market was led by a focused number of mega-cap, growth-oriented stocks. In fact, the largest eight stocks in the Russell 3000® Index (R3000)3 contributed 55% of the index’s 25.95% return in 2023. Within the R3000, the growth style significantly outpaced the value style for the year, as the Russell 3000 Growth Index4 returned 41.22% compared to a return of 11.65% for the Russell 3000 Value Index.5 The small-cap range lagged the mid-cap and mega-cap range (the Russell 2000 Index6 returned 16.94%, while the Russell Midcap Index7 returned 17.23% and the Russell Top 200 Index8 returned 29.85%, respectively in 2023).
STOCK SELECTION
Stock selection on the long side of the portfolio contributed positively to the Fund’s performance relative to the IBA3MT, while stock selection on the short side9 contributed negatively. The purposes of shorting in the portfolio are 1) to help achieve a beta of zero by offsetting the positive beta from stocks in our
Annual Shareholder Report

long portfolio and 2) to enhance returns via stock selection by shorting companies that have the potential to underperform the market. The contribution of the short holdings to the Fund’s performance was negative for 2023, offsetting some of the positive contribution from the long holdings. On the long side, the Fund looked for stocks with specific combinations of fundamental and technical factors that internal research has shown to predict outperformance relative to the R3000, the equity universe from which the Fund selects its long and short holdings,10 whereas on the short side the Fund looked for stocks with specific combinations of fundamental and technical factors that internal research has shown to predict underperformance relative to the R3000. The largest contributor to the Fund’s outperformance from the long side was the strong performance of companies with negative analyst conviction, non-reliance on external financing, and significant discounts to their 52-week highs, and the largest contributor to underperformance from the short side was the strong performance of companies that required significant amounts of incremental debt or equity financing as well as having negative analyst conviction.
The Fund strives to maintain minimal net exposure to each sector to avoid macroeconomic shocks that often affect sectors differently. At the end of the reporting period, the Fund was roughly sector neutral on a net long-short basis. Favorable stock selection in the Energy and Industrials sectors contributed most to Fund performance relative to the IBA3MT, and unfavorable stock selection in the Information Technology and Financials sectors detracted most to Fund performance relative to the IBA3MT.
Individual stocks enhancing the Fund’s performance included strong performers held long, Coinbase Global, Inc. (Class A) and Spotify Technology S.A., and a weak performer held short, NovoCure Limited. Individual stocks detracting from the Fund’s performance included a weak performer held long, Signature Bank, and strong performers held short, Advanced Micro Devices, Inc. and MongoDB, Inc.

Please see the footnotes to the line graph below for definitions of, and further information about, the IBA3MT.
2
Please see the footnotes to the line graph below for definitions of, and further information about, the MEMNFA.
3
The Russell 3000® Index (R3000) measures the performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market. The R3000 is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.*
4
The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
Annual Shareholder Report

5
The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
6
The Russell 2000 Index (R2000) measures the performance of the small-cap segment of the U.S. equity universe. The R2000 is a subset of the Russell 3000® Index representing approximately 7% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The R2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
7
The Russell Midcap Index (RMCI) measures the performance of the mid-cap segment of the U.S. equity universe. The RMCI is a subset of the Russell 3000® Index (as well as a subset of the Russell 1000® Index). It includes approximately 800 securities which, based on a combination of their market cap and current index membership, followed the 200 securities that were chosen for the Russell Top 200 Index. As of December 31, 2023, the RMCI represents approximately 27% of the total market capitalization of the Russell 1000® companies. The RMCI is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The RMCI is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.*
8
The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
9
The Fund may make short sales of securities, which involves unlimited risk including the possibility that losses may exceed the original amount invested.
10
The quantitative models and analysis used by the Fund may perform differently than expected and negatively affect Fund performance. There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors.
*
The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes MDT Market Neutral Fund (the “Fund”) from December 31, 2013 to December 31, 2023, compared to the ICE BofA U.S. 3-Month Treasury Bill Index (IBA3MT)2 and the Morningstar Equity Market Neutral Average (MEMNFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2023

■ Total returns shown for the Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
Average Annual Total Returns for the Year Ended 12/31/2023
(returns reflect all applicable sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-1.08%	7.29%	4.95%
Institutional Shares	4.96%	8.68%	5.72%
IBA3MT	5.01%	1.88%	1.25%
MEMNFA	5.09%	3.02%	2.44%
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedHermes.com/us or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The IBA3MT and the MEMNFA have been adjusted to reflect reinvestment of dividends of securities.
2
The IBA3MT is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. The IBA3MT is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of a $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category. The MEMNFA can be dollar-neutral, in which there is an equal dollar amount of stocks long and short, or beta-neutral, in which the aggregate market beta of the long positions is equal to that of the short positions.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At December 31, 2023, the Fund’s portfolio composition was as follows:
Percentage of Total Net Assets
Securities Sold Short	(79.9)%
Common Stocks	86.1%
Cash Equivalents[1]	5.2%
Collateral on Deposit for Securities Sold Short	82.9%
Other Assets and Liabilities—Net[2]	5.7%
TOTAL	100%
At December 31, 2023, the Fund’s sector composition3 for its short positions was as follows:
Sector Composition	Percentage of Total Securities Sold Short
Information Technology	24.4%
Health Care	16.5%
Consumer Discretionary	11.7%
Financials	10.9%
Industrials	10.7%
Real Estate	6.4%
Materials	5.6%
Communication Services	5.3%
Utilities	3.6%
Energy	2.7%
Consumer Staples	2.2%
TOTAL	100%

1	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
2	Assets, other than investments in securities, securities sold short and collateral on deposit for securities sold short, less liabilities. See Statement of Assets and Liabilities.
3
Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the
Adviser does not have access to the classification made by the GICS.

Annual Shareholder Report

Portfolio of Investments
December 31, 2023
Shares			Value
		COMMON STOCKS— 86.1%
	[1]	Communication Services— 4.0%
106,539		Altice USA, Inc.	$ 346,252
128,588		CarGurus, Inc.	3,106,686
7,658		Live Nation Entertainment, Inc.	716,789
6,661		Match Group, Inc.	243,127
26,047		Spotify Technology SA	4,894,492
16,872		Yelp, Inc.	798,720
169,884		ZoomInfo Technologies, Inc.	3,141,155
		TOTAL	13,247,221
		Consumer Discretionary— 11.0%
20,836	[1]	1-800-FLOWERS.COM, Inc.	224,612
99,928		Advance Auto Parts, Inc.	6,098,606
18,866	[1]	Airbnb, Inc.	2,568,417
15,005	[1]	Carvana Co.	794,365
21,113	[1]	Chegg, Inc.	239,844
18,838	[1]	DoorDash, Inc.	1,862,890
33,469	[1]	DraftKings, Inc.	1,179,782
16,434	[1]	Duolingo, Inc.	3,728,053
24,639	[1]	Expedia Group, Inc.	3,739,954
22,787		Ford Motor Co.	277,774
97,014		Gap (The), Inc.	2,028,563
5,128		International Game Technology PLC	140,558
1,853	[1]	Lululemon Athletica, Inc.	947,420
632		Murphy USA, Inc.	225,346
24,882	[1]	PlayAGS, Inc.	209,755
29,325		PVH Corp.	3,581,169
50,640	[1]	Revolve Group, Inc.	839,611
16,839	[1]	Royal Caribbean Cruises, Ltd.	2,180,482
70,144	[1]	Stitch Fix, Inc.	250,414
136,802	[1]	Under Armour, Inc., Class A	1,202,490
7,570		V.F. Corp.	142,316
2,721	[1]	Wayfair, Inc.	167,886
14,206		Wingstop, Inc.	3,644,975
23,343	[1]	WW International, Inc.	204,251
		TOTAL	36,479,533
		Consumer Staples— 2.6%
15,852		Albertsons Cos., Inc.	364,596
3,781		Archer-Daniels-Midland Co.	273,064
2,429		Bunge Global S.A.	245,208
15,102	[1]	elf Beauty, Inc.	2,179,823
33,532	[1]	Hain Celestial Group, Inc.	367,175
Annual Shareholder Report

Shares			Value
		COMMON STOCKS— continued
		Consumer Staples— continued
32,431		Kroger Co.	$ 1,482,421
4,891		Lamb Weston Holdings, Inc.	528,668
14,029		PepsiCo, Inc.	2,382,685
8,668		Spectrum Brands Holdings, Inc.	691,446
		TOTAL	8,515,086
		Energy— 3.0%
5,091	[1]	Callon Petroleum Corp.	164,948
23,105		CONSOL Energy, Inc.	2,322,746
13,777		Devon Energy Corp.	624,098
23,372		Marathon Petroleum Corp.	3,467,470
1,534	[1]	Nabors Industries Ltd.	125,220
39,470	[1]	Oceaneering International, Inc.	839,922
24,682	[1]	Propetro Holding Corp.	206,835
15,859		SM Energy Co.	614,061
18,006	[1]	Weatherford International PLC	1,761,527
		TOTAL	10,126,827
		Financials— 10.6%
12,924		Ameriprise Financial, Inc.	4,908,923
12,310		Apollo Global Management, Inc.	1,147,169
2,591		Assurant, Inc.	436,558
22,034		Bank of New York Mellon Corp.	1,146,870
3,343	[1]	Block, Inc.	258,581
4,330		Cboe Global Markets, Inc.	773,165
17,326	[1]	Coinbase Global, Inc.	3,013,338
15,031	[1]	eHealth, Inc.	131,070
52,538	[1]	Green Dot Corp.	520,126
17,280		Interactive Brokers Group, Inc., Class A	1,432,512
78,692		Jackson Financial, Inc.	4,029,030
101,342	[1]	LendingClub Corp.	885,729
15,131	[1]	LendingTree, Inc.	458,772
27,243		Live Oak Bancshares, Inc.	1,239,557
1,373		MSCI, Inc., Class A	776,637
78,795	[1]	Open Lending	670,545
48,059	[1]	PayPal Holdings, Inc.	2,951,303
15,432		Principal Financial Group, Inc.	1,214,035
10,511		ProAssurance Corp.	144,947
30,772	[1]	PROG Holdings, Inc.	951,163
34,265		Prudential Financial, Inc.	3,553,623
5,104		State Street Corp.	395,356
183,242	[1]	StoneCo Ltd.	3,303,853
4,069		The Travelers Cos., Inc.	775,104
2,834	[1]	Triumph Financial, Inc.	227,230
		TOTAL	35,345,196
Annual Shareholder Report

Shares			Value
		COMMON STOCKS— continued
		Health Care— 15.0%
39,773		AbbVie, Inc.	$ 6,163,622
113,955	[1]	Adaptive Biotechnologies Corp.	558,379
11,009	[1]	Agios Pharmaceuticals, Inc.	245,170
25,764	[1]	Alector, Inc.	205,597
11,565	[1]	Align Technology, Inc.	3,168,810
5,186	[1]	Alkermes, Inc.	143,860
6,290		Amgen, Inc.	1,811,646
7,960		Baxter International, Inc.	307,734
13,558	[1]	Biogen, Inc.	3,508,404
11,978	[1]	Bridgebio Pharma, Inc.	483,552
28,322	[1]	CareDx, Inc.	339,864
28,777	[1]	Centene Corp.	2,135,541
42,747	[1]	Community Health Systems, Inc.	133,798
108,595	[1]	Elanco Animal Health, Inc.	1,618,065
274		Elevance Health, Inc.	129,207
2,624		Eli Lilly & Co.	1,529,582
33,861	[1]	Fulgent Genetics, Inc.	978,922
9,617	[1]	GE HealthCare Technologies, Inc.	743,586
42,448		Gilead Sciences, Inc.	3,438,712
3,823		Humana, Inc.	1,750,208
71,031	[1]	Incyte Genomics, Inc.	4,460,036
80,082	[1]	Inmode Ltd.	1,781,024
5,912		Johnson & Johnson	926,647
2,864	[1]	Lantheus Holdings, Inc.	177,568
3,059		McKesson Corp.	1,416,256
12,173		Merck & Co., Inc.	1,327,100
3,559	[1]	Molina Healthcare, Inc.	1,285,902
8,593	[1]	Myriad Genetics, Inc.	164,470
118,211	[1]	NeoGenomics, Inc.	1,912,654
41,186	[1]	Nevro Corp.	886,323
40,851	[1]	Novavax, Inc.	196,085
38,073	[1]	Omnicell, Inc.	1,432,687
595	[1]	Penumbra, Inc.	149,666
20,125	[1]	Privia Health Group, Inc.	463,479
450	[1]	Regeneron Pharmaceuticals, Inc.	395,231
83,792	[1]	Teladoc Health, Inc.	1,805,718
13,807	[1]	The Joint Corp.	132,685
3,933	[1]	Vertex Pharmaceuticals, Inc.	1,600,298
		TOTAL	49,908,088
		Industrials— 8.1%
40,788	[1]	3D Systems Corp.	259,004
1,881		AGCO Corp.	228,372
23,190		Allison Transmission Holdings, Inc.	1,348,498
12,747		Apogee Enterprises, Inc.	680,817
Annual Shareholder Report

Shares			Value
		COMMON STOCKS— continued
		Industrials— continued
28,780	[1]	Astronics Corp.	$ 501,348
3,458	[1]	Atkore, Inc.	553,280
16,377	[1]	BlueLinx Holdings, Inc.	1,855,678
3,171	[1]	Builders Firstsource, Inc.	529,367
3,871		Caterpillar, Inc.	1,144,539
37,914	[1]	Ceridian HCM Holding, Inc.	2,544,788
3,423	[1]	Core & Main, Inc.	138,323
9,061	[1]	DXP Enterprises, Inc.	305,356
17,222	[1]	Fluence Energy, Inc.	410,745
7,105	[1]	Generac Holdings, Inc.	918,250
8,736		Masco Corp.	585,137
9,336	[1]	NEXTracker, Inc.	437,392
14,286	[1]	Parsons Corp.	895,875
7,561		Paychex, Inc.	900,591
50,932		Pitney Bowes, Inc.	224,101
21,999	[1]	Proto Labs, Inc.	857,081
893		Rockwell Automation, Inc.	277,259
30,645	[1]	SkyWest, Inc.	1,599,669
1,737		Trane Technologies PLC	423,654
1,745	[1]	Transdigm Group, Inc.	1,765,242
7,189	[1]	Trex Co., Inc.	595,177
38,013	[1]	Uber Technologies, Inc.	2,340,460
4,809	[1]	United Airlines Holdings, Inc.	198,419
452		United Rentals, Inc.	259,186
3,021		Verisk Analytics, Inc.	721,596
3,127		Vertiv Holdings Co.	150,190
35,768	[1]	XPO, Inc.	3,132,919
		TOTAL	26,782,313
		Information Technology— 22.2%
98,496	[1]	AppLovin Corp.	3,925,066
4,519	[1]	Arista Networks, Inc.	1,064,270
22,836	[1]	Braze, Inc.	1,213,277
2,824		Broadcom, Inc.	3,152,290
8,467	[1]	Cadence Design Systems, Inc.	2,306,157
41,123	[1]	Cerence, Inc.	808,478
17,356	[1]	Clear Secure, Inc.	358,401
21,424	[1]	Crowdstrike Holdings, Inc.	5,469,976
23,722	[1]	Digital Turbine, Inc.	162,733
8,480	[1]	DocuSign, Inc.	504,136
22,694	[1]	Dynatrace Holdings LLC	1,241,135
25,084	[1]	Enphase Energy, Inc.	3,314,600
28,013	[1]	Everbridge, Inc.	680,996
6,337	[1]	F5, Inc.	1,134,196
4,352	[1]	FormFactor, Inc.	181,522
Annual Shareholder Report

Shares			Value
		COMMON STOCKS— continued
		Information Technology— continued
28,535	[1]	Freshworks, Inc.	$ 670,287
40,835	[1]	GoDaddy, Inc.	4,335,044
1,582	[1]	Guidewire Software, Inc.	172,501
4,724	[1]	HubSpot, Inc.	2,742,471
6,270	[1]	Intapp, Inc.	238,385
4,164		Jabil, Inc.	530,494
2,291		KLA Corp.	1,331,758
14,442	[1]	Kyndryl Holdings, Inc.	300,105
38,926	[1]	LiveRamp Holdings, Inc.	1,474,517
1,965		Microchip Technology, Inc.	177,204
10,632	[1]	MongoDB, Inc.	4,346,893
64,855	[1]	Nutanix, Inc.	3,092,935
6,564	[1]	ON Semiconductor Corp.	548,291
3,139	[1]	Palo Alto Networks, Inc.	925,628
106,386		Pegasystems, Inc.	5,198,020
15,253	[1]	Procore Technologies, Inc.	1,055,813
37,878	[1]	Pure Storage, Inc.	1,350,729
44,319	[1]	Q2 Holdings, Inc.	1,923,888
4,007	[1]	Qorvo, Inc.	451,228
6,048	[1]	Qualys, Inc.	1,187,101
18,979	[1]	RingCentral, Inc.	644,337
2,293	[1]	ServiceNow, Inc.	1,619,982
11,868	[1]	Squarespace, Inc.	391,763
14,282	[1]	Synaptics, Inc.	1,629,290
2,084	[1]	Synopsys, Inc.	1,073,072
85,214	[1]	Varonis Systems, Inc.	3,858,490
7,454	[1]	Workday, Inc.	2,057,751
50,867	[1]	Zoom Video Communications, Inc.	3,657,846
6,880	[1]	Zscaler, Inc.	1,524,333
		TOTAL	74,027,389
		Materials— 3.4%
17,475		Albemarle Corp.	2,524,788
61,220	[1]	Axalta Coating Systems Ltd.	2,079,643
11,444	[1]	Knife River Corp.	757,364
3,742		Koppers Holdings, Inc.	191,665
9,722		LyondellBasell Industries N.V.	924,368
29,140		Mosaic Co./The	1,041,172
45,153		Newmont Corp.	1,868,883
16,580		Steel Dynamics, Inc.	1,958,098
		TOTAL	11,345,981
		Real Estate— 4.2%
140,304		Kilroy Realty Corp.	5,589,711
18,763		Macerich Co. (The)	289,513
71,261	[1]	Redfin Corp.	735,414
Annual Shareholder Report

Shares			Value
		COMMON STOCKS— continued
		Real Estate— continued
75,100		SL Green Realty Corp.	$ 3,392,267
52,512		Vornado Realty Trust, LP	1,483,464
42,164	[1]	Zillow Group, Inc.	2,391,542
		TOTAL	13,881,911
		Utilities— 2.0%
7,446		Constellation Energy Corp.	870,363
149,343		Vistra Corp.	5,752,692
		TOTAL	6,623,055
		TOTAL COMMON STOCKS (IDENTIFIED COST $221,993,561)	286,282,600
		INVESTMENT COMPANY— 5.2%
17,366,264		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 5.45%[2] (IDENTIFIED COST $17,372,021)	$17,374,947
		TOTAL INVESTMENT IN SECURITIES—91.3% (IDENTIFIED COST $239,365,582)[3]	303,657,547
		OTHER ASSETS AND LIABILITIES - NET—8.7%[4]	29,061,534
		TOTAL NET ASSETS—100%	$332,719,081
SECURITIES SOLD SHORT—(79.9)%
Shares			Value
		Communication Services— (4.3)%
3,953		ATN International, Inc.	$ 154,048
828	[1]	Charter Communications, Inc.	321,827
32,081	[1]	E.W. Scripps Co.	256,327
31,535	[1]	Frontier Communications Parent, Inc.	799,097
43,575	[1]	Liberty Media Corp-Liberty SiriusXM	1,254,088
139,443	[1]	Magnite, Inc.	1,302,398
12,688		Sinclair, Inc.	165,325
19,800	[1]	Take-Two Interactive Software, Inc.	3,186,810
8,975	[1]	TKO Group Holdings, Inc.	732,181
43,316	[1]	Trade Desk, Inc./The	3,117,019
74,253	[1]	Vimeo Holdings, Inc.	291,072
28,648		Walt Disney Co.	2,586,628
		TOTAL	14,166,820
		Consumer Discretionary— (9.3)%
9,201	[1]	Bally’s Corp.	128,262
4,522	[1]	Burlington Stores, Inc.	879,439
25,974	[1]	CarMax, Inc.	1,993,245
38,825		Churchill Downs, Inc.	5,238,657
46,059	[1]	Dave & Buster’s Entertainment, Inc.	2,480,277
12,837	[1]	Etsy, Inc.	1,040,439
20,164	[1]	Floor & Decor Holdings, Inc.	2,249,496
Annual Shareholder Report

Shares			Value
		Consumer Discretionary— continued
22,031		Garmin Ltd.	$ 2,831,865
16,026	[1]	G-III Apparel Group Ltd.	544,563
2,747	[1]	Grand Canyon Education, Inc.	362,714
6,957	[1]	Hilton Grand Vacations, Inc.	279,532
6,113		Lithia Motors, Inc.	2,012,889
34,132	[1]	National Vision Holdings, Inc.	714,383
57,742	[1]	Peloton Interactive, Inc.	351,649
7,320	[1]	Planet Fitness, Inc.	534,360
621	[1]	RH	181,009
68,268	[1]	Rivian Automotive, Inc.	1,601,567
21,691	[1]	Tesla, Inc.	5,389,780
59,690	[1]	The RealReal, Inc.	119,977
967		Vail Resorts, Inc.	206,425
72,384	[1]	Victoria’s Secret & Co.	1,921,071
22,288	[1]	Vroom, Inc.	13,428
		TOTAL	31,075,027
		Consumer Staples— (1.7)%
9,521		Estee Lauder Cos., Inc., Class A	1,392,446
24,635	[1]	Freshpet, Inc.	2,137,333
38,036		Reynolds Consumer Products, Inc.	1,020,886
21,792		Tyson Foods, Inc., Class A	1,171,320
		TOTAL	5,721,985
		Energy— (2.2)%
6,894		ConocoPhillips	800,187
6,414	[1]	DMC Global, Inc.	120,711
66,284		Enviva, Inc.	66,006
41,372		Equitrans Midstream Corp.	421,167
18,102	[1]	Green Plains, Inc.	456,532
110,392		New Fortress Energy, Inc.	4,165,090
52,723		Sitio Royalties Corp.	1,239,518
		TOTAL	7,269,211
		Financials— (8.7)%
3,896		Ameris Bancorp	206,683
17,433		Bank of America Corp.	586,969
29,010	[1]	BGC Group, Inc.	209,452
66,355		Blackstone, Inc.	8,687,197
8,529	[1]	Cannae Holdings, Inc.	166,401
2,541		Charles Schwab Corp.	174,821
21,726		Citigroup, Inc.	1,117,586
14,887		Citizens Financial Group, Inc.	493,355
33,264		Comerica, Inc.	1,856,464
3,351		Discover Financial Services	376,652
31,471		Equitable Holdings, Inc.	1,047,984
2,405		Erie Indemnity Co.	805,483
13,207		First Interstate BancSystem, Inc., Class A	406,115
Annual Shareholder Report

Shares			Value
		Financials— continued
20,648		Glacier Bancorp, Inc.	$ 853,175
1,712	[1]	GoHealth, Inc.	22,838
17,885		KKR & Co., Inc., Class COMMON	1,481,772
21,408		Morgan Stanley	1,996,296
13,571	[1]	PRA Group, Inc.	355,560
26,630		Redwood Trust, Inc.	197,328
13,054		SEI Investments Co.	829,582
8,316	[1]	StoneX Group, Inc.	613,970
61,112		Truist Financial Corp.	2,256,255
32,064		U.S. Bancorp	1,387,730
32,485	[1]	Upstart Holdings, Inc.	1,327,337
14,877		Webster Financial Corp. Waterbury	755,138
5,362		Wells Fargo & Co.	263,918
9,185		Western Alliance Bancorp	604,281
		TOTAL	29,080,342
		Health Care— (13.2)%
20,566	[1]	10X Genomics, Inc.	1,150,873
43,558	[1]	AdaptHealth Corp.	317,538
90,268	[1]	agilon health, Inc.	1,132,863
35,196	[1]	Apellis Pharmaceuticals, Inc.	2,106,833
43,801	[1]	Arrowhead Pharmaceuticals, Inc.	1,340,311
9,337	[1]	Axonics, Inc.	581,042
44,835	[1]	Axsome Therapeutics, Inc.	3,568,418
8,401		Bio-Techne Corp.	648,221
22,707	[1]	Catalent, Inc.	1,020,226
18,953	[1]	Cryoport, Inc.	293,582
18,522	[1]	Cytokinetics, Inc.	1,546,402
5,548	[1]	Dexcom, Inc.	688,451
71,855	[1]	Evolent Health, Inc.	2,373,371
26,992	[1]	Guardant Health, Inc.	730,134
12,670	[1]	HealthEquity, Inc.	840,021
73,347	[1]	Heron Therapeutics, Inc.	124,690
9,458	[1]	ICU Medical, Inc.	943,341
6,768	[1]	Illumina, Inc.	942,376
17,104	[1]	Inari Medical, Inc.	1,110,392
6,493	[1]	Inspire Medical Systems, Inc.	1,320,871
26,107	[1]	Intellia Therapeutics, Inc.	796,002
5,922	[1]	iRhythm Technologies, Inc.	633,891
62,469	[1]	Karyopharm Therapeutics, Inc.	54,036
44,733	[1]	Kodiak Sciences, Inc.	135,988
7,406	[1]	Madrigal Pharmaceuticals, Inc.	1,713,600
32,696	[1]	Masimo Corp.	3,832,298
18,418	[1]	Moderna, Inc.	1,831,670
46,028	[1]	Natera, Inc.	2,883,194
40,685	[1]	Neogen Corp.	818,175
Annual Shareholder Report

Shares			Value
		Health Care— continued
20,271	[1]	Outset Medical, Inc.	$ 109,666
7,187	[1]	PetIQ, Inc.	141,943
195,787	[1]	R1 RCM, Inc.	2,069,469
8,306	[1]	REGENXBIO, Inc.	149,093
3,639		ResMed, Inc.	625,981
9,300	[1]	Sarepta Therapeutics, Inc.	896,799
11,503	[1]	Schrodinger, Inc.	411,807
16,589	[1]	Silk Road Medical, Inc.	203,547
32,434	[1]	Sotera Health Topco, Inc.	546,513
489		Thermo Fisher Scientific, Inc.	259,556
27,638	[1]	TransMedics Group, Inc.	2,181,467
15,115	[1]	Ultragenyx Pharmaceutical, Inc.	722,799
		TOTAL	43,797,450
		Industrials— (8.5)%
3,201		Advanced Drainage System, Inc.	450,189
2,597	[1]	Aerovironment, Inc.	327,326
69,800		Air Lease Corp.	2,927,412
18,500	[1]	Air Transport Services Group, Inc.	325,785
12,073	[1]	Ameresco, Inc.	382,352
20,253	[1]	Bloom Energy Corp.	299,744
20,724	[1]	Chart Industries, Inc.	2,825,303
19,249	[1]	Copart, Inc.	943,201
124,985	[1]	Driven Brands Holdings, Inc.	1,782,286
5,545		Fastenal Co.	359,150
2,671	[1]	FTI Consulting, Inc.	531,930
4,507	[1]	Hydrofarm Holdings Group, Inc.	4,135
4,352	[1]	Kirby Corp.	341,545
9,150	[1]	Mastec, Inc.	692,838
15,483	[1]	Mercury Systems, Inc.	566,213
37,854	[1]	Paycom Software, Inc.	7,825,179
28,368	[1]	Shoals Technologies Group, Inc.	440,839
143,737	[1]	SunRun, Inc.	2,821,557
16,262		TransUnion	1,117,362
1,059		Union Pacific Corp.	260,111
9,718	[1]	Vicor Corp.	436,727
23,756		Xylem, Inc.	2,716,736
		TOTAL	28,377,920
		Information Technology— (19.5)%
4,201		Accenture PLC	1,474,173
5,081	[1]	Adobe, Inc.	3,031,325
56,401	[1]	Advanced Micro Devices, Inc.	8,314,071
8,334		Analog Devices, Inc.	1,654,799
5,947	[1]	Appian Corp.	223,964
4,108		Apple, Inc.	790,913
30,671	[1]	Asana, Inc.	583,056
Annual Shareholder Report

Shares			Value
		Information Technology— continued
30,840	[1]	Aspen Technology, Inc.	$ 6,789,426
3,163	[1]	Atlassian Corp. PLC	752,351
13,829	[1]	BigCommerce Holdings, Inc.	134,556
30,830	[1]	Bill.Com Holdings, Inc.	2,515,420
6,629		Cognizant Technology Solutions Corp.	500,688
169,194	[1]	Confluent, Inc.	3,959,139
7,283	[1]	Datadog, Inc.	884,010
64,954		Entegris, Inc.	7,782,788
4,717	[1]	Five9, Inc.	371,181
24,830	[1]	Globalfoundries, Inc.	1,504,698
2,494		IBM Corp.	407,894
23,786	[1]	Impinj, Inc.	2,141,453
608		Intuit, Inc.	380,018
3,518	[1]	Lattice Semiconductor Corp.	242,707
2,380		Marvell Technology, Inc.	143,538
15,021		MKS Instruments, Inc.	1,545,210
58,052	[1]	nCino, Inc.	1,952,289
25,683		Oracle Corp.	2,707,759
18,866	[1]	Par Technology Corp.	821,426
14,057	[1]	PTC, Inc.	2,459,413
21,293	[1]	Riot Blockchain, Inc.	329,403
4,036	[1]	Sitime Corp.	492,715
1,134	[1]	Super Micro Computer, Inc.	322,351
1,564	[1]	Twilio, Inc.	118,661
15,731		Ubiquiti Networks, Inc.	2,195,418
85,530	[1]	Unity Software, Inc.	3,497,322
20,747	[1]	Veeco Instruments, Inc.	643,779
29,841	[1]	ViaSat, Inc.	834,056
50,479	[1]	Wolfspeed, Inc.	2,196,341
43,901	[1]	Yext, Inc.	258,577
		TOTAL	64,956,888
		Materials— (4.5)%
1,891		Air Products & Chemicals, Inc.	517,756
127,788		Alcoa Corp.	4,344,792
4,992		Carpenter Technology Corp.	353,434
7,197		Celanese Corp.	1,118,198
60,142		Corteva, Inc.	2,882,005
38,380		Dow, Inc.	2,104,759
9,422		FMC Corp.	594,057
58,392	[1]	MP Materials Corp.	1,159,081
4,626		Quaker Chemical Corp.	987,281
20,789		Sealed Air Corp.	759,214
		TOTAL	14,820,577
		Real Estate— (5.1)%
6,751		Americold Realty Trust, Inc.	204,353
Annual Shareholder Report

Shares			Value
		Real Estate— continued
11,921	[1]	CoStar Group, Inc.	$ 1,041,776
8,486		Crown Castle, Inc.	977,502
3,808		Digital Realty Trust, Inc.	512,481
53,698		Extra Space Storage, Inc.	8,609,400
155,632		Healthcare Realty Trust, Inc.	2,681,539
12,438	[1]	Howard Hughes Holdings, Inc.	1,064,071
6,800		Realty Income Corp.	390,456
18,477		Ventas, Inc.	920,894
7,159		Welltower, Inc.	645,527
		TOTAL	17,047,999
		Utilities— (2.9)%
2,919		American Electric Power Co., Inc.	237,081
7,585		Brookfield Renewable Corp.	218,372
3,492		CMS Energy Corp.	202,781
46,000		Dominion Energy, Inc.	2,162,000
71,846		NextEra Energy, Inc.	4,363,926
13,092		NRG Energy, Inc.	676,856
11,980		Sempra Energy	895,266
7,160		Southwest Gas Holdings, Inc.	453,586
21,429	[1]	Sunnova Energy International, Inc.	326,792
		TOTAL	9,536,660
		Total Securities Sold Short (PROCEEDS $238,140,937)	$265,850,879
The Value of Securities Sold Short is included in “Other Assets and Liabilities—Net”.
Annual Shareholder Report

An affiliated company is a company in which the Fund, alone or in combination with other Federated Hermes funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the period ended December 31, 2023, were as follows:
Affiliated	Value as of 12/31/2022	Purchases at Cost*	Proceeds from Sales*
Health Care:
Alector, Inc.**	$153,449	$95,064	$(65,929)
TOTAL OF AFFILIATED COMPANIES TRANSACTIONS	$153,449	$95,064	$(65,929)
Annual Shareholder Report

Change in Unrealized Appreciation/ (Depreciation)*	Net Realized Gain/ (Loss)*	Value as of 12/31/2023	Shares Held as of 12/31/2023	Dividend Income*

$50,395	$(27,382)	$205,597	25,764	$—
$50,395	$(27,382)	$205,597	25,764	$—

*	A portion of the amount shown may have been recorded when the Fund no longer had ownership of at least 5% of the voting shares.
**	At December 31, 2023, the Fund no longer has ownership of at least 5% of the voting shares.
Transactions with affiliated investment companies, which are funds managed by the Adviser or an affiliate of the Adviser, during the period ended December 31, 2023, were as follows:
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares
Value as of 12/31/2022	$13,811,929
Purchases at Cost	$365,239,484
Proceeds from Sales	$(361,698,546)
Change in Unrealized Appreciation/Depreciation	$1,226
Net Realized Gain/(Loss)	$20,854
Value as of 12/31/2023	$17,374,947
Shares Held as of 12/31/2023	17,366,264
Dividend Income	$1,222,457

1	Non-income-producing security.
2	7-day net yield.
3	The cost of investments for federal tax purposes amounts to $246,492,643.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

At December 31, 2023, all investments of the Fund utilized Level 1 inputs in valuing the Fund’s assets carried at fair value.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(formerly, Investor Class Shares)
(For a Share Outstanding Throughout Each Period)1
	Year Ended December 31,			Period Ended 12/31/2020[3]	Year Ended January 31,
	2023	2022	2021[2]		2020	2019
Net Asset Value, Beginning of Period	$17.28	$17.75	$17.47	$17.94	$17.06	$19.54
Income From Investment Operations:
Net investment income (loss)[4]	0.50	0.08	(0.07)	(0.07)	(0.05)	0.10[5]
Net realized and unrealized gain (loss)	0.28	1.48	4.04	(0.40)	1.02	(1.24)
Total From Investment Operations	0.78	1.56	3.97	(0.47)	0.97	(1.14)
Less Distributions:
Distributions from net investment income	(0.51)	—	—	—	(0.09)	(0.07)
Distributions from net realized gain	(0.50)	(2.03)	(3.69)	—	—	(1.27)
Total Distributions	(1.01)	(2.03)	(3.69)	—	(0.09)	(1.34)
Net Asset Value, End of Period	$17.05	$17.28	$17.75	$17.47	$17.94	$17.06
Total Return[6]	4.71%	9.24%	23.16%	(2.62)%	5.69%	(5.42)%[5]
Ratios to Average Net Assets:
Net expenses[7]	2.14%	1.85%	1.26%	1.61%	1.50%	1.35%
Net expenses excluding dividends and other expenses related to short sales	1.31%	1.33%	0.93%	1.43%	1.34%	1.22%
Net investment income (loss)	2.88%	0.43%	(0.36)%	(0.47)%	(0.28)%	0.51%[5]
Expense waiver/reimbursement[8]	0.07%	0.15%	0.13%	—%	—%	—%
Supplemental Data:
Net assets, end of period (000 omitted)	$13,857	$10,276	$2,554	$2,765	$12,667	$14,875
Portfolio turnover[9]	150%	270%	204%	74%	83%	84%

1
Hancock Horizon Quantitative Long/Short Fund (the “Predecessor Fund”) was reorganized into
Federated Hermes MDT Market Neutral Fund (the “Fund”), a portfolio of the Federated Hermes
Adviser Series as of the close of business on September 24, 2021. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2	Beginning with the year ended December 31, 2021, the Fund was audited by KPMG LLP. The previous years were audited by other independent registered public accounting firms.
3	For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, the Predecessor Fund changed its fiscal year end to December 31.
4	Per share numbers have been calculated using the average shares method.
5
For the year ended January 31, 2019 amounts included reimbursement for payments of prior years’ Shareholder Servicing fees as follows: Net Investment Income Per Share of $0.00, Net
Investment Income Ratio of 0.02%, and Total Returns of 0.02%.

6
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

7	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
Annual Shareholder Report

8
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

9	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)1
	Year Ended December 31,			Period Ended 12/31/2020[3]	Year Ended January 31,
	2023	2022	2021[2]		2020	2019
Net Asset Value, Beginning of Period	$17.76	$18.16	$17.84	$18.36	$17.48	$19.97
Income From Investment Operations:
Net investment income (loss)[4]	0.55	0.10	(0.11)	(0.04)	0.11	0.12
Net realized and unrealized gain (loss)	0.30	1.55	4.12	(0.40)	0.91	(1.24)
Total From Investment Operations	0.85	1.65	4.01	(0.44)	1.02	(1.12)
Less Distributions:
Distributions from net investment income	(0.55)	(0.02)	—	(0.08)	(0.14)	(0.10)
Distributions from net realized gain	(0.50)	(2.03)	(3.69)	—	—	(1.27)
Total Distributions	(1.05)	(2.05)	(3.69)	(0.08)	(0.14)	(1.37)
Net Asset Value, End of Period	$17.56	$17.76	$18.16	$17.84	$18.36	$17.48
Total Return[5]	4.96%	9.52%	22.90%	(2.37)%	5.83%	(5.21)%
Ratios to Average Net Assets:
Net expenses[6]	1.93%	1.60%	1.44%	1.37%	1.25%	1.20%
Net expenses excluding dividends and other expenses related to short sales	1.08%	1.08%	1.12%	1.19%	1.08%	1.07%
Net investment income (loss)	3.10%	0.55%	(0.55)%	(0.29)%	0.63%	0.64%
Expense waiver/reimbursement[7]	0.07%	0.16%	0.14%	—%	—%	—%
Supplemental Data:
Net assets, end of period (000 omitted)	$318,862	$232,152	$85,310	$79,415	$120,650	$114,494
Portfolio turnover[8]	150%	270%	204%	74%	83%	84%

1
The Predecessor Fund was reorganized into the Fund, a portfolio of the Federated Hermes
Adviser Series as of the close of business on September 24, 2021. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2	Beginning with the year ended December 31, 2021, the Fund was audited by KPMG LLP. The previous years were audited by other independent registered public accounting firms.
3	For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, the Predecessor Fund changed its fiscal year end to December 31.
4	Per share numbers have been calculated using the average shares method.
5
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

6	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
7
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

8	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
December 31, 2023

Assets:
Investment in securities, at value including $17,374,947 of investments in affiliated holdings* (identified cost $239,365,582, including $17,372,021 of identified cost in affiliated holdings)	$303,657,547
Cash	103,163
Due from broker (Note 2)	20,000,000
Deposit at broker for short sales	275,788,965
Income receivable	170,448
Income receivable from affiliated holdings	106,401
Interest receivable on short positions	615,015
Receivable for investments sold	2,690,356
Receivable for shares sold	462,370
Total Assets	603,594,265
Liabilities:
Securities sold short, at value (proceeds $238,140,937)	265,850,879
Dividends payable on short positions	118,536
Payable for investments purchased	4,486,418
Payable for shares redeemed	205,425
Payable for investment adviser fee (Note 5)	18,853
Payable for administrative fee (Note 5)	2,124
Payable for other service fees (Notes 2 and 5)	6,131
Accrued expenses (Note 5)	186,818
Total Liabilities	270,875,184
Net assets for 18,972,392 shares outstanding	$332,719,081
Net Assets Consist of:
Paid-in capital	$334,715,203
Total distributable earnings (loss)	(1,996,122)
Total Net Assets	$332,719,081
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($13,856,774 ÷ 812,751 shares outstanding), no par value, unlimited shares authorized	$17.05
Offering price per share (100/94.50 of $17.05)	$18.04
Redemption proceeds per share	$17.05
Institutional Shares:
Net asset value per share ($318,862,307 ÷ 18,159,641 shares outstanding), no par value, unlimited shares authorized	$17.56
Offering price per share	$17.56
Redemption proceeds per share	$17.56

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended December 31, 2023

Investment Income:
Interest	$11,962,670
Dividends (including $1,222,457 received from affiliated holdings*)	3,853,715
TOTAL INCOME	15,816,385
Expenses:
Investment adviser fee (Note 5)	2,516,668
Administrative fee (Note 5)	252,355
Custodian fees	86,301
Transfer agent fees	424,041
Directors’/Trustees’ fees (Note 5)	1,861
Auditing fees	44,408
Legal fees	11,336
Portfolio accounting fees	98,805
Other service fees (Notes 2 and 5)	30,265
Share registration costs	132,542
Printing and postage	44,194
Miscellaneous (Note 5)	25,066
Expenses related to short positions	2,666,334
TOTAL EXPENSES	6,334,176
Waiver/reimbursement of investment adviser fee (Note 5)	(224,661)
Net expenses	6,109,515
Net investment income	9,706,870
Realized and Unrealized Gain (Loss) on Investments and Short Sales:
Net realized gain on investments (including net realized gain of $20,854 on sales of investments in affiliated holdings*)	8,927,583
Net realized loss on short sales	(40,392,355)
Net change in unrealized depreciation of investments (including net change in unrealized appreciation of $1,226 on investments in affiliated holdings*)	72,928,482
Net change in unrealized appreciation of securities sold short	(42,193,012)
Net realized and unrealized gain (loss) on investments and short sales	(729,302)
Change in net assets resulting from operations	$8,977,568

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended December 31	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income	$9,706,870	$616,398
Net realized gain (loss)	(31,464,772)	16,662,260
Net change in unrealized appreciation/depreciation	30,735,470	(3,851,291)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	8,977,568	13,427,367
Distributions to Shareholders:
Class A Shares	(807,641)	(962,936)
Institutional Shares	(18,261,266)	(17,134,281)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(19,068,907)	(18,097,217)
Share Transactions:
Proceeds from sale of shares	321,200,654	241,868,426
Net asset value of shares issued to shareholders in payment of distributions declared	18,424,923	17,504,346
Cost of shares redeemed	(239,242,360)	(100,139,711)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	100,383,217	159,233,061
Change in net assets	90,291,878	154,563,211
Net Assets:
Beginning of period	242,427,203	87,863,992
End of period	$332,719,081	$242,427,203
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
December 31, 2023
1. ORGANIZATION
Federated Hermes Adviser Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated Hermes MDT Market Neutral Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Class A Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek to provide long-term capital appreciation while limiting exposure to general stock market risk.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■
Equity securities including shares of exchange-traded funds listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by Federated MDTA LLC (the “Adviser”).
■
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
■
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
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Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Adviser.
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For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act, the Fund’s Board of Trustees (the “Trustees”) has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses
Annual Shareholder Report

mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
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With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
Annual Shareholder Report

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense reimbursement of $224,661 is disclosed in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees.
For the year ended December 31, 2023, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$30,265
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986 (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2023, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if
Annual Shareholder Report

any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2023, tax years 2020 through 2023 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the State of Delaware and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Short Sales
In a short sale, the Fund sells a security it does not own in anticipation of a decline in the fair market value of the security. When the Fund sells a security short, it must borrow the security in order to deliver it at the completion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.
The Fund has an obligation to replace the borrowed security (e.g., to purchase the security at a future date and deliver it to the lender of the security). While the security is borrowed, the proceeds from the sale are deposited with the lender (“Prime Broker”). The Fund may incur two types of expenses from short sales: borrowing expenses and dividend expenses. Borrowing expenses may occur because the Fund may be obligated
Annual Shareholder Report

to pay fees to the Prime Broker on borrowed securities. This fee is normally based upon the market value of the borrowed security and is dependent upon the availability of the security. Dividend expenses may occur because the Fund has to pay the Prime Broker the equivalent of any dividends earned on the borrowed security.
For the year ended December 31, 2023, the net realized gain (loss) and the net change in unrealized appreciation/(depreciation) on short sales was $(40,392,355) and $(42,193,012), respectively.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Adviser.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 12/31/2023		Year Ended 12/31/2022
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	620,285	$10,947,466	631,129	$11,406,989
Shares issued to shareholders in payment of distributions declared	48,074	801,286	56,612	962,404
Shares redeemed	(450,366)	(7,735,472)	(236,875)	(4,237,683)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	217,993	$4,013,280	450,866	$8,131,710
Annual Shareholder Report

	Year Ended 12/31/2023		Year Ended 12/31/2022
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	17,189,936	$310,253,188	12,696,076	$230,461,437
Shares issued to shareholders in payment of distributions declared	1,025,002	17,623,637	945,640	16,541,942
Shares redeemed	(13,125,536)	(231,506,888)	(5,268,822)	(95,902,028)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	5,089,402	$96,369,937	8,372,894	$151,101,351
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	5,307,395	$100,383,217	8,823,760	$159,233,061
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2023 and 2022, was as follows:
	2023	2022
Ordinary income[1]	$18,786,180	$14,774,680
Long-term capital gains	$282,727	$3,322,537

1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of December 31, 2023, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$91,563
Net unrealized appreciation	$29,454,962
Capital loss carryforwards	$(31,542,647)
TOTAL	$(1,996,122)
At December 31, 2023, the cost of investments for federal tax purposes was $246,492,643. The net unrealized appreciation of investments for federal tax purposes was $29,454,962. This consists of unrealized appreciation from investments for those securities having an excess of value over cost of $36,183,070 and unrealized depreciation from investments for those securities having an excess of cost over value of $6,728,108. The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the deferral of losses on wash sales.
As of December 31, 2023, the Fund had a capital loss carryforward of $31,542,647 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
Annual Shareholder Report

The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$31,542,647	$—	$31,542,647
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.80% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended December 31, 2023, the Adviser voluntarily waived $200,338 of its fee.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended December 31, 2023, the Adviser reimbursed $24,323.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2023, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended December 31, 2023, FSC did not retain any sales charges from the sale of Class A Shares.
Other Service Fees
For the year ended December 31, 2023, FSSC received $360 of the other service fees disclosed in Note 2.
Annual Shareholder Report

Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding dividends and other expenses related to short sales, interest expense, extraordinary expenses and proxy-related expenses, if any) paid by the Fund’s Class A Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.33% and 1.08% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) March 1, 2025 or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2023, were as follows:
Purchases	$406,976,679
Sales	$400,288,425
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
A substantial portion of the Fund’s portfolio may be comprised of entities in the Information Technology sector. As a result, the Fund may be more susceptible to any economic, business, political or other developments which generally affect these entities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 21, 2023. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the
Annual Shareholder Report

limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of December 31, 2023, the Fund had no outstanding loans. During the year ended December 31, 2023, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2023, there were no outstanding loans. During the year ended December 31, 2023, the program was not utilized.
10. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended December 31, 2023, the amount of long-term capital gains designated by the Fund was $282,727.
For the fiscal year ended December 31, 2023, 42.92% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. 5.41% qualify as section 199A dividends. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended December 31, 2023, 43.63% qualify for the dividend received deduction available to corporate shareholders. 18.60% of total ordinary income distributions are eligible to be treated as business interest income for purposes of 163(j) and the regulations thereunder.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Federated Hermes Adviser Series and the Shareholders of Federated Hermes MDT Market Neutral Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes MDT Market Neutral Fund (the Fund), a portfolio of Federated Hermes Adviser Series, including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the three-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the period from February 1, 2020 to December 31, 2020, were audited by other independent registered public accountants whose report, dated February 25, 2021, expressed an unqualified opinion on those financial highlights. The financial highlights for each of the years in the two-year period ended January 31, 2020, were audited by other independent registered public accountants whose report, dated March 31, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
Annual Shareholder Report

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for one or more of Federated Hermes’ investment companies since 2006.
Boston, Massachusetts
February 23, 2024
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,057.70	$11.57[2]
Institutional Shares	$1,000	$1,058.80	$10.53[3]
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,013.96	$11.32[2]
Institutional Shares	$1,000	$1,014.97	$10.31[3]

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	2.23%
Institutional Shares	2.03%

2
Actual and Hypothetical expenses paid during the period utilizing the Fund’s Class A Shares current Fee Limit of 1.33% (as reflected in the Notes to Financial Statements, Note 5 under
Expense Limitation), multiplied by the average account value over the period, multiplied by
184/365 (to reflect expenses paid as if they had been in effect throughout the most recent one-half-year period) would be $6.90 and $6.77, respectively.

3
Actual and Hypothetical expenses paid during the period utilizing the Fund’s Institutional Shares current Fee Limit of 1.08% (as reflected in the Notes to Financial Statements, Note 5 under
Expense Limitation), multiplied by the average account value over the period, multiplied by
184/365 (to reflect expenses paid as if they had been in effect throughout the most recent one-half-year period) would be $5.60 and $5.50, respectively.

Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2023, the Trust comprised 11 portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 101 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about the Trust and the Trustees and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Director and Vice President, Federated Hermes, Inc.; President,
Director/Trustee and CEO, Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania, Federated
Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company, and
Federated MDTA LLC; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and CEO of Passport
Research, Ltd.; Director and President, Technology, Federated
Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John G. Carson Birth Date: May 15, 1965 Trustee Indefinite Term Began serving: January 2024
Principal Occupations: Director or Trustee of certain Funds in the
Federated Hermes Fund Family; Chief Executive Officer, Chief
Investment Officer, Northstar Asset Management (Financial Services);
formerly, Chief Compliance Officer, Northstar Asset Management
(Financial Services).
Other Directorships Held: None.
Qualifications: Mr. Carson has served in various business
management roles throughout his career. Mr. Carson was a Vice
President at the Glenmede Trust Company and a Managing Director at
Oppenheimer & Company. Prior to that he spent more than a decade with the Bank of America/Merrill Lynch as a Director of Institutional
Sales. Earlier on, Mr. Carson held similar positions for Wertheim
Schroder/Schroders PLC and Drexel Burnham Lambert.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Director or Trustee and Chair of the Board of
Directors or Trustees of the Federated Hermes Fund Family; formerly,
Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Member of the Compensation Committee, Equifax, Inc.; Lead
Director, Member of the Audit and Nominating and Corporate
Governance Committees, Haverty Furniture Companies, Inc.; formerly,
Director, Member of Governance and Compensation Committees,
Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor of Law, Emerita, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(natural gas).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as Director of the Office of Church Relations and later as Associate General Secretary for the Diocese of Pittsburgh, a
member of the Superior Court of Pennsylvania and as a Professor of
Law, Duquesne University School of Law. Judge Lally-Green was
appointed by the Supreme Court of Pennsylvania and previously served on the Supreme Court’s Board of Continuing Judicial
Education and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green was then appointed by the Supreme
Court of Pennsylvania and currently serves on the Judicial Ethics
Advisory Board. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director, CNX Resources
Corporation (natural gas). Judge Lally-Green has held the positions of:
Director, Auberle; Director, Epilepsy Foundation of Western and
Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director,
Saint Thomas More Society; Director and Chair, Catholic High Schools
of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute;
Director, Saint Vincent College; Director and Chair, North Catholic
High School, Inc.; Director and Vice Chair, Our Campaign for the
Church Alive!, Inc.; and Director and Vice Chair, Saint
Francis University.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Director or Trustee and Chair of the Audit
Committee of the Federated Hermes Fund Family; Sole Proprietor,
Navigator Management Company (investment and strategic
consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber); and Director, The
Golisano Children’s Museum of Naples, Florida.

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Senior Vice President for Legal Affairs,
General Counsel and Secretary of Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary of Board of Directors and Director of Risk Management and
Associate General Counsel, Duquesne University. Prior to her work at
Duquesne University, Ms. Reilly served as Assistant General Counsel of Compliance and Enterprise Risk as well as Senior Counsel of
Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC Mercy
Hospital, and as a member of the Board of Directors of Catholic
Charities, Pittsburgh.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Retired; formerly, Senior Vice Chancellor and Chief Legal
Officer, University of Pittsburgh and Executive Vice President and
Chief Legal Officer, CONSOL Energy Inc. (now split into two separate publicly traded companies known as CONSOL Energy Inc. and CNX
Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

Annual Shareholder Report

OFFICERS
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: May 2017
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: May 2017
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: May 2017
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: May 2017
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2023
Federated Hermes MDT Market Neutral Fund (the “Fund”)
At its meetings in May 2023 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated MDTA LLC (the “Adviser”) with respect to the Fund (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation of the Fund’s management fee (the “CCO Fee Evaluation Report”). The Board considered the CCO Fee Evaluation Report, along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also considered such additional matters as the Independent Trustees deemed
Annual Shareholder Report

reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by Federated Hermes; Federated Hermes’ business and operations; the Adviser’s investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to managing the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions allegedly excessive investment advisory fees charged to other registered funds in evaluating the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds managed by the same adviser or other advisers as well as management fees charged to institutional and other advisory clients of the same adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements
Annual Shareholder Report

regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
In addition, the Board considered the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders likely have invested in the Fund based on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that there are a range of investment options available to the Fund’s shareholders and such shareholders in the marketplace, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
Annual Shareholder Report

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by Federated Hermes. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered the trading operations by the Adviser, including the execution of portfolio transactions and the selection of brokers for those transactions. The Board also considered the Adviser’s ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted that the significant acquisition of Hermes Fund Managers Limited by Federated Hermes has deepened Federated Hermes’ investment management expertise and capabilities and expanded its access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Federated Hermes Funds. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the
Annual Shareholder Report

Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led, and continue to lead, to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the implementation of new rules on derivatives risk management and fair valuation.
The Board also considered the implementation of Federated Hermes’ business continuity plans. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Adviser to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports included, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions. The Board considered that, in its evaluation of investment performance at meetings throughout the year, it focused particular attention on information indicating less favorable performance of certain
Annual Shareholder Report

Federated Hermes Funds for specific time periods and discussed with Federated Hermes the reasons for such performance as well as any specific actions Federated Hermes had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered the CCO’s view that, in evaluating such comparisons, in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group. In this connection, the Board considered that the quantitative focus of the management of the Fund makes fee and expense comparisons particularly difficult as the funds in the Performance Peer Group varied widely in terms of the complexity of their management, and the management of the Fund is among the more complex relative to its Performance Peer Group. The Board also considered a report comparing the performance of the Fund solely to other funds with a quantitative focus in the Performance Peer Group.
The Board considered that for the one-year, three-year and five-year periods ended December 31, 2022, the Fund’s performance was above the median of the Performance Peer Group. In addition, the Board was informed by the Adviser that, for the same periods, the Fund outperformed its benchmark index for the one-year, three-year and five-year periods.
Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee, and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates,, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
Annual Shareholder Report

While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged to funds by other advisers, the use of comparisons between the Fund and its Expense Peer Group assisted the Board in its evaluation of the Fund’s fees and expenses. The Board focused on comparisons with other registered funds with comparable investment programs more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group, and the Board was satisfied that the overall expense structure of the Fund remained competitive.
The Board also received and considered information about the nature and extent of services offered and fees charged by Federated Hermes to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which any of the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as
Annual Shareholder Report

sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
Profitability
The Board received and considered profitability information furnished by Federated Hermes Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported to the Board that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable. The Board considered the CCO’s view that the estimated profitability to the Adviser from its relationship with the Fund was not unreasonable in relation to the services provided.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board recognized that profitability comparisons among fund management companies are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund management company is affected by numerous factors. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Annual Shareholder Report

Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of determining economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: portfolio management, investment research and trading operations; shareholder services; compliance; business continuity, cybersecurity and information security programs; internal audit and risk management functions; and technology and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered that Federated Hermes has been active in managing expenses of the Federated Hermes Funds in recent years, which has resulted in benefits being realized by shareholders.
The Board also received and considered information on adviser-paid fees (commonly referred to as “revenue sharing” payments) that was provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information is relevant to considering whether Federated Hermes had an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, but should not be considered when evaluating the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on economies of scale, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate
Annual Shareholder Report

service contracts including for serving as the Federated Hermes Funds’ administrator and distributor. In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing the benefits, if any, that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative.
Annual Shareholder Report

Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Adviser Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes MDT Market Neutral Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2023, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2022 through March 31, 2023 (the “Period”). The Report addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and
Annual Shareholder Report

the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, any alternative funding sources that were available to the Federated Hermes Funds during the Period, such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions delayed beyond the normal T+1 settlement but within seven days of the redemption request, and committed lines of credit;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments, and the results of the Administrator’s evaluation of the services performed by the vendor in support of this process, including the Administrator’s view that the methodologies utilized by the vendor continue to be appropriate;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the operation of the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period, and the operation of the procedures for monitoring this limit;
■ the fact that there were no liquidity events during the Period that materially affected the Fund’s liquidity risk;
■ the impact on liquidity and management of liquidity risk, if any, caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedHermes.com/us/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedHermes.com/us.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes MDT Market Neutral Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31423A440
CUSIP 31423A432
Q455470 (2/24)
© 2024 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item: Thomas M. O'Neill and John S. Walsh.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 – $407,580

Fiscal year ended 2022 - $420,678

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 - $0

Fiscal year ended 2022 - $3,000

Fiscal year ended 2022- Audit consent from prior auditor for N-1A financial highlights.

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 - $0

Fiscal year ended 2022 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 - $0

Fiscal year ended 2022 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $34,531 and $74,628 respectively. Fiscal year ended 2023- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2022- Service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its chairman (the “Chairman”) for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)	With respect to such services rendered to the Fund’s investment adviser ( the “Adviser”)and any entity controlling, controlled by to under common control with the Adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its Adviser and any entity controlling, controlled by, or under common control with the Adviser during the fiscal year in which the services are provided; and

(3)	Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exchange Commission’s (the “SEC”) rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2023 – 0%

Fiscal year ended 2022 - 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2023 – 0%

Fiscal year ended 2022 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2023 – 0%

Fiscal year ended 2022 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s Adviser, and certain entities controlling, controlled by or under common control with the Adviser:

Fiscal year ended 2023 - $283,833

Fiscal year ended 2022 - $241,989

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 18.	Recovery of Erroneously Awarded Compensation

(a)	Not Applicable
(b)	Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes Adviser Series

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date February 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date February 23, 2024

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date February 23, 2024